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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 5, 1999


                             PETROQUEST ENERGY, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                            (State of incorporation)


        1-9020                                                    98-0115468
(Commission File Number)                                        (IRS Employer
                                                             Identification No.)


           625 E. Kaliste Saloom Road, Suite 400 Lafayette, Louisiana 70508 (Address of Registrant's principal executive offices)



        Registrant's telephone number, including area code (318) 232-7028



                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

Effective on the close of business, Wednesday, May 5, 1999, the securities of PetroQuest Energy, Inc. (the "Company" and formerly NASDAQ: PQUE) ceased trading on The NASDAQ Stock Market. The delisting was a result of the Company's failure to satisfy the revised listing and maintenance standards as contained in SEC Release No. 34-38961 (August 22, 1997), which included a minimum bid price of $1.00 for the stock. The Company's stock was immediately eligible to trade on the OTC Bulletin Board under the symbol PQUE, subject to the applicable rules. The Company's listing on the Toronto Stock Exchange was not affected and the Company's stock will continue to trade on that exchange under the symbol PQU.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS

      a.  Financial Statement of Business Acquired
          Not Applicable.

      b.  Pro Forma Financial Information
          Not Applicable.

      c.  Exhibits
          Not Applicable.


                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 7, 1999                      PETROQUEST ENERGY, INC.

                                        By: /s/  Robert R. Brooksher
                                           -------------------------------------
                                        Robert R. Brooksher
                                        Chief Financial Officer and Secretary